Prospectus and Summary Prospectus Supplement

April 25, 2014

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 25, 2014 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2013 of:

Total Emerging Markets Portfolio

The Board of Trustees of Morgan Stanley Institutional Fund, Inc. (the "Fund") approved a Plan of Liquidation with respect to the Total Emerging Markets Portfolio (the "Portfolio"), a series of the Fund. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's stockholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about May 30, 2014. The Portfolio will suspend the offering of its shares to all investors at the close of business on May 28, 2014.

Please retain this supplement for future reference.

  IFITEMSPT-0414